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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (date of earliest event reported): May 6, 2002



                                 PMR Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                     0-20488                  23-2491707
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                         Identification Number)

   1565 Hotel Circle South, 2nd Floor
          San Diego, California                                  92108
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (619) 610-4001

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 6, 2002, PMR Corporation, a Delaware corporation ("PMR"), issued a press release announcing the execution of a definitive merger agreement dated May 6, 2002, providing for the merger of a wholly-owned subsidiary of PMR with and into Psychiatric Solutions, Inc., a privately-held Delaware corporation ("PSI"), with PSI being the surviving corporation and becoming a wholly-owned subsidiary of PMR. In connection with the merger, PSI stockholders will exchange all warrants, preferred stock and common stock of PSI for shares of PMR common stock. Upon completion of the merger, PSI stockholders will own approximately 72% of the company and PMR shareholders will own approximately 28% of the company. The transaction is expected to close in July 2002, subject to PMR stockholder approval, regulatory approval, and other customary closing conditions.

         In connection with the execution of the merger agreement, on May 6, 2002, the Board of Directors of PMR declared a cash dividend in the amount of $1.70 per share, payable on May 24, 2002, to the stockholders of record as of the close of business on May 17, 2002. Because of the magnitude of the cash dividend in relation to the current value of PMR's stock, rules of the Nasdaq Stock Market require that the stock trade ex-dividend on the next business day after payment, which will be May 27, 2002. Stockholders who sell their shares before the ex-dividend date transfer the right to receive the cash dividend to the buyers of the shares.

         The foregoing summary is qualified by reference to the agreement and plan of merger, a copy of which is attached hereto as Exhibit 2.1 (the "Merger Agreement"), and the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1 (the "Press Release"). The Merger Agreement and the Press Release are incorporated herein by reference.

         A registration statement relating to PMR's common stock has not yet been filed with the Securities and Exchange Commission (the "SEC"), nor has a proxy statement relating to the vote of PMR's stockholders on the merger been filed with the SEC. PMR's common stock may not be offered, nor may offers to acquire such stock be accepted, prior to the time such registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of any offer to buy any of PMR's common stock or any other security, and shall not constitute the solicitation of any vote with respect to the merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) The Financial Statements of Psychiatric Solutions, Inc. required pursuant to this item will be filed by amendment to this Form 8-K within 60 days of the date hereof.

                  (b) The Pro Forma Financial Information of PMR Corporation and Psychiatric Solutions, Inc. required pursuant to this item will be filed by amendment to this Form 8-K within 60 days of the date hereof.

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                  (c) Exhibits.

                      2.1 Agreement and Plan of Merger by and between PMR Corporation, PMR Acquisition Corporation and Psychiatric Solutions, Inc. dated May 6, 2002.

                      99.1   Press Release of PMR Corporation dated May 6, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2002

                                       PMR Corporation


                                       By:      /s/ Fred D. Furman
                                          --------------------------------------
                                       Name:    Fred D. Furman
                                       Title:   President and General Counsel

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                                  EXHIBIT INDEX

Exhibit
 Number          Description
 ------          -----------
   2.1           Agreement and Plan of Merger by and between PMR Corporation,
                 PMR Acquisition Corporation and Psychiatric Solutions, Inc.
                 dated May 6, 2002

   99.1          Press Release of PMR Corporation dated May 6, 2002